Exhibit 13.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the accompanying Annual Report on Form 20-F of Rediff.com India Limited (the “Company”) for the fiscal year ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ajit Balakrishnan, the principal executive officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.
Date: September 27, 2011

By:	/s/ Ajit Balakrishnan
Ajit Balakrishnan
Chairman and Managing Director (Principal Executive Officer)
A signed original of this written statement required by §906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.